UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):     March 26, 2007

www.bmhc.com

Building Materials Holding Corporation

Delaware	001-33192	91-1834269
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Embarcadero Center, Suite 3200, San Francisco, CA 94111

(415) 627-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01  Completion of Acquisition

Effective April 1, 2007, Building Materials Holding Corporation’s wholly owned subsidiary, SelectBuild Construction, Inc., acquired the remaining 27% of Riggs Plumbing LLC for approximately $10 million in cash. The purchase price is subject to adjustment and will be paid in April 2007.

We acquired an additional 13% of Riggs Plumbing in July 2005 and the initial 60% in April 2005. Riggs Plumbing provides plumbing services to high-volume homebuilders in the Phoenix and Tucson markets. Sales were approximately $90 million for the twelve months ended December 31, 2006.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Building Materials Holding Corporation

Date: March 28, 2007	/s/ Paul S. Street
Paul S. Street Senior Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

Exhibit Index

Exhibit Number	Description

99.1	News release dated March 28, 2007